UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLERGAN PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 3, 2019

Dear Shareholder:

We recently delivered to you a proxy statement of Allergan plc (Allergan) wherein your support is requested for, among other matters, the Scheme of Arrangement as detailed in the proxy statement. We urge your support for all of the proposals to be voted upon at the special Court-ordered meeting of shareholders and the extraordinary general meeting of shareholders, both of which will be held on October 14, 2019. As of the date of this letter your shares of Allergan remain unvoted.

The Allergan board of directors unanimously recommends that shareholders vote “FOR” each of the proposals being submitted to a vote at both the Allergan special Court-ordered meeting of shareholders and the extraordinary general meeting of shareholders.

Please Vote Your Allergan Shares Today!

Regardless of the number of shares you own, your vote is very important. We encourage all shareholders to have their voices heard. The approval of the transaction requires the approval of the scheme of arrangement proposal at both the special Court-ordered and extraordinary general meetings, as well as the approval of resolutions 2-4 at the extraordinary general meeting.

There are three ways to vote your shares of Allergan without attending the special Court-ordered or extraordinary general meeting of shareholders in person – each only taking a few moments:

•

By Telephone – Shareholders can submit their vote by calling the toll-free number indicated on the enclosed proxy card or voting instruction form; please have your control number (located on the enclosed proxy card or voting instruction form) available when calling;

•	By Internet – Shareholders can submit their vote via internet at www.proxyvote.com; please have your control number (located on the enclosed proxy card or voting instruction form) available; or

•	By Mail – Shareholders can vote by mail by signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided.

To be valid, a vote by telephone or internet must be received by 3:59 p.m. (Eastern Time) on October 11, 2019 and a vote by mail must be received by 10:00 a.m. (Eastern Time) on October 11, 2019.

In addition, proxy cards may be handed to the chairman of the special Court-ordered and/or extraordinary general meeting of shareholders before the start of such meetings and still be valid.

If you need assistance in voting your shares or have questions regarding the special Court-ordered or extraordinary general meeting of shareholders, please contact Allergan’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of Allergan.

Sincerely,

Allergan plc

If you have questions or need assistance in voting your shares, please contact:

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition, Allergan has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive Proxy Statement on September 16, 2019, which includes the Scheme Document. BEFORE MAKING ANY VOTING DECISION, ALLERGAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Allergan’s shareholders and investors are able to obtain, without charge, a copy of the Proxy Statement, including the Scheme Document, and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov/edgar.shtml. Allergan’s shareholders and investors may also obtain, without charge, a copy of the Proxy Statement, including the Scheme Document, and other relevant documents by contacting MacKenzie Partners Inc., 1407 Broadway – 27th Floor, New York, New York 10018 or by calling MacKenzie Partners Inc. at (212) 929-5500 (Call Collect) or (800) 322-2885 (Call Toll-Free) or by emailing MacKenzie Partners at proxy@mackenziepartners.com or by requesting them in writing or by telephone from Allergan at the following address, email or telephone number: Allergan plc, 5 Giralda Farms, Madison, New Jersey 07940, Attn: Investor Relations; (862) 261-7000; or investor.relations@allergan.com, or from Allergan’s website, www.allergan.com.

PARTICIPANTS IN THE SOLICITATION

Allergan and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of Allergan in respect of the acquisition contemplated by the Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Allergan in connection with the proposed acquisition, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement filed with the SEC on September 16, 2019. Information regarding Allergan’s directors and executive officers is contained in Allergan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its Proxy Statement on Schedule 14A, dated March 22, 2019, which are filed with the SEC, and certain of Allergan’s Current Reports on Form 8-K, filed with the SEC on February 19, 2019, March 22, 2019 and May 1, 2019.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including, but not limited to, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The directors of Allergan (excluding Thomas C. Freyman) (referred to as the “Independent Allergan Directors”) accept responsibility for the recommendation and the related opinions of the Independent Allergan Directors contained in this communication. The directors of Allergan accept responsibility for the information contained in this communication, except for the recommendation and related opinions of the Independent Allergan Directors. To the best of the knowledge and belief of the directors of Allergan and the Independent Allergan Directors (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Allergan or AbbVie, all ‘dealings’ in any ‘relevant securities’ of Allergan or AbbVie (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant acquisition. This requirement will continue until the date on which the Scheme (as defined in the Proxy Statement) becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Allergan or AbbVie, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Allergan by AbbVie or ‘relevant securities’ of AbbVie by Allergan, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant acquisition.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie

No Profit Forecast / Asset Valuations

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for AbbVie or Allergan as appropriate. No statement in this communication constitutes an asset valuation.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions (the “Restricted Jurisdictions”). Accordingly, copies of this communication and all other documents relating to the acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the acquisition should be made only on the basis of the information contained in the Scheme Document or any document by which the acquisition and the Scheme are made. Allergan shareholders are advised to read carefully the Scheme Documents.